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                                                                    EXHIBIT 24.1

                         POWER OF ATTORNEY OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned directors of Agilent Technologies, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints D. Craig Nordlund and Marie Oh Huber, and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to up to 4,000,000 shares of Common Stock and an indeterminate number of plan interests issuable under the Company's Savings Accumulation Plan, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of May, 2000.


      /s/  Edward W. Barnholt                     /s/ Walter B. Hewlett
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           Edward W. Barnholt                         Walter B. Hewlett

      /s/ James Cullen                            /s/ Heidi Kunz
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          James Cullen                                Heidi Kunz

                                                  /s/ David M. Lawrence
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          Thomas E. Everhart                          David M. Lawrence, M.D.

      /s/ Gerald Grinstein                        /s/ Randall L. Tobias
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          Gerald Grinstein                            Randall L. Tobias